Dream Finders Homes to Acquire Beazer Homes, Creating the 6th Largest Homebuilder in the U.S. August 7th, 2026

2 Media Contact: DFH@edelmansmithfield.com The information presented herein may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving the Company’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and the Company does not assume any duty to update forward-looking statements other than as required by law. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. In addition to factors previously disclosed in the Company’s reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements and historical performance: the occurrence of any event, change or other circumstances that could give rise to right of one or both of the parties to terminate the definitive merger agreement between the Company and Beazer; the outcome of any legal proceedings that may be instituted against the Company or Beazer; the failure of Beazer to obtain necessary stockholder and regulatory approvals or to satisfy any of the other conditions to the Merger on a timely basis or at all; the possibility that the anticipated benefits of the Merger are not realized when expected or at all; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Merger; the Company’s ability to obtain financing and complete the acquisition and integration of Beazer successfully or fully realize cost savings and other benefits and other consequences associated with mergers, acquisitions and divestitures; negative effects of announcing the Merger or the consummation of the Merger on the market price of our common stock, credit ratings or operating results; and the potential impact of announcement of the Merger or consummation thereof on relationships, including with employees, customers and competitors. Forward-Looking Statements

3 Dream Finders Homes Announces Definitive Agreement to Acquire Beazer Homes for $33.50 Per Share All Cash

4 Transaction Overview Source: FactSet; market data as of 04-Aug-2026 Consideration and Valuation • $33.50 per share of Beazer Homes (BZH) in cash • Total enterprise value of $2.2 billion • Implied transaction price to book multiple of 0.8x Expected Financial Benefits • Creates 6th largest listed homebuilder by revenue • Over $100 million in annual run-rate cost synergies in addition to incremental revenue growth opportunities • Double-digit percentage EPS accretion in the first full year post-close Funding • Funded through committed financing from Goldman Sachs, Bank of America and affiliates of Kennedy Lewis Asset Management • Kennedy Lewis will acquire land assets at closing to continue DFH’s land light strategy • Despite initial uptick in leverage, committed to deleveraging post-transaction and returning to or improving current leverage metrics within 18-24 months Timing and Approvals • Subject to regulatory approvals and customary closing conditions • Anticipated to close in Q4 2026

5 $33,792 $33,524 $17,312 $11,158 $10,099 $6,589 $6,131 $5,858 $4,323 $2,266 LEN DHI PHM TOL NVR KBH MTH DFH BZH Pro Forma Combination Creates Top-10 Homebuilder Source: Company filings Note: Based on CY2025A revenue within U.S.-headquartered home builders. CY 2025A Total Revenue, ($ in millions) Pro Forma

6 Introducing the New Dream Finders Homes (Giving effect to the transaction) CY2025A Home Building Revenue ($ millions) $ 4,145 $ 2,202 $ 6,347 CY2025A Home Building Gross Margin (%) 17.4% 13.5% 16.1 % CY2025A Closings 8,608 4,220 12,828 CY2025A Average Selling Price ($ 000s) $ 478 $ 526 $ 494 2 Total Controlled Lots 63,509 3 24,435 4 87,944 Total Active Communities 353 3 169 4 522 CY2025A Revenue by Geography 34% 26% 41% 26% 26% 48% 13% 25% 61% Midwest / West Southeast Mid-Atlantic / East Source: Company filings 1 Represents TTM ending December 31, 2025, as BZH’s fiscal year ends on September 30. 2 Pro Forma Average Selling Price (ASP) represents the weighted average of each company’s ASP based on home closings. 3 As of June 30, 2026. 4 As of March 31, 2026. 1

7 Breadth diversifies demand across price points and geographies, supporting sales velocity and reducing volatility Superior customer experience with lower unit costs, faster cycle times, and enhanced long-term value creation Combination creates 6th largest listed homebuilder in U.S., with combined total revenue of $6.6 billion Complementary product strategies across entry-level and move-up price points; combined company to compete more effectively while expanding and deepening offerings Expected to be highly accretive to 2027 unit closings, revenue, EBITDA, net income, and returns Leverage DFH’s financial services platform – including mortgage banking solutions, title services & underwriting Highly complementary footprint with expanded operations in 26 of the top 50 MSAs1 Over $100 million in annual run-rate cost synergies from direct cost savings, improved cycle times, reduced overhead costs, elimination of duplicate public company costs, and financial services capture Combined company will control approximately 88,000 lots and will have approximately 520 active communities, positioning the Company for long-term growth and profitability Strategic Addition of BZH Creates a Scaled, Industry Leading Land-Light Builder 1 Metropolitan Statistical Area Defined by The U.S. Office of Management and Budget, which are ranked by population size.

8 Enhanced Returns Through a Comprehensive 100% Land-Light Model ✓ Lower capital intensity ✓ Faster inventory turns ✓ Minimized land risk exposure ✓ Higher return on equity Increased Scale Drives Significant Synergies ✓ Direct cost savings / lower construction costs ✓ Improved construction cycle times ✓ Reduced operating overhead expenses ✓ Elimination of duplicate public company costs ✓ Access to more land opportunities and trade contractors ✓ Lowers required capital deployments to support growth in short-term Immediate New Revenue Opportunities ✓ Ancillary revenue through mortgage and title roll- out ✓ Expanded product lines promotes cross-selling ✓ Deliver a seamless one-stop-shop experience Significant Synergy and Value Creation Opportunities With Room for Upside Double Digit Percentage EPS Accretion in Year 1 Over $100 Million in Annual Run-rate Cost Synergies Expected

9 DFH Markets BZH Markets DFH Presence BZH Presence DFH & BZH Presence Source: Company filings The Combination of DFH and BZH Creates the 6th Largest, Nationally Scaled Builder Mid-Atlantic Southeast Midwest West East

10 $1,009 $544 $533 $525 $462 $460 $459 $451 $451 $438 $373 $370 $367 $362 $358 $325 TOL PHM HOV BZH KBH PF DFH MHO GRBK NVR DFH MTH LEN LGIH DHI CCS SDHC Complementary Product Mix Across Customer Segments Source: Company filings Entry-level Move-Up Active-Adult Average Sales Price (MRQ, $ in thousands) Proforma DFH Pro Forma

11 1,683 1,535 1,074 522 459 442 353 340 330 169 LEN DHI PHM Pro Forma TOL NVR BZH MTH CCS DFH Pro Forma Combination Creates a Leading Community Count Source: Company filings Note: Based on latest available community count within U.S.-headquartered home builders. 1 Based on broker research model. Total Community Count 1 Pro Forma

12 569 495 228 184 88 77 73 64 60 24 DHI LEN PHM NVR Pro Forma TOL MTH DFH CCS BZH Total Controlled Lots (in thousands) Pro Forma Combination Expands Lot Position While Preserving DFH's Land-Light Model Source: Company filings Note: Data is as of the latest available financial reports for each respective company. DFH PF Owned vs. Option Lots Owned Lots 22% Option Lots 78%

13 An Industry Leader Across Attractive Markets Source: Zonda observed closings, trailing 12 months (4Q25 market summaries); combined vs. each market’s top-25 ladder ¹ DFH includes Crescent Homes (acquired). ² BZH-only markets — no DFH presence; shown for completeness (source: Builder local leaders, 2025). DFH-only markets unchanged: Jacksonville #3, Denver #8, Austin #16, Charlotte #24, Sarasota #24; Tampa, Naples, South Florida below top 25. Shared Markets DFH Rank BZH Rank Pro Forma Rank Nashville1 #11 #6 #3 Houston #5 #25 #5 Dallas – Ft. Worth #10 #12 #7 Raleigh – Durham #13 >#25 #7 San Antonio #18 #20 #9 Suburban Maryland #17 #10 #9 Indianapolis2 - #9 #9 Central Florida #12 >#25 #10 Increased Scale Across all markets 8 of 8 Shared markets ranked top-10

DFH Has a Proven Playbook and Successful Track Record of Creating Value in Land-Light M&A

Significant Capital Deployed
Strategically deployed **over $1 billion** of capital into acquisitions to fuel ecosystem growth

Integration of Financial Services
Enhancing the homebuying experience and capturing value across the transaction lifecycle through an **integrated platform offering mortgage origination, title services, and title insurance underwriting**

Commitment to 100% Land-Light
Like the proposed acquisition of BZH, all prior acquisitions utilized a strict "land-light" structure supported by sophisticated partners to **maximize capital efficiency and minimize financial risk**

Scale Drives Lower Costs
Utilized increased scale to drive a reduction in vertical construction and land development costs resulting in **improved homebuilding financial performance**

Successfully Acquired and Integrated 10 Transactions Over the Last 7 Years

Village Park Homes	H&H Homes	Craft Homes	MHI McGuyer Homebuilders, Inc.	Crescent Homes	Jet HomeLoans	Liberty Communities	Cherry Creek Mortgage	Alliant National	Green River Builders	Beazer Homes
May 2019	*October 2020*	*January 2021*	*October 2021*	*February 2024*	*July 2024*	*January 2025*	*March 2025*	*April 2025*	*May 2025*	*Q4 2026*

Source: Company filings

DREAM FINDERS HOMES | 14

15 About Dream Finders Homes Dream Finders Homes (NYSE: DFH), headquartered in Jacksonville, Florida, was recognized as the 2025 National Builder of the Year by Builder magazine. Dream Finders Homes builds single- family homes throughout the Southeast, Mid-Atlantic and Midwest, including Florida, Texas, Tennessee, North Carolina, South Carolina, Georgia, Colorado, Arizona, and the Washington, D.C. metropolitan area, which comprises Washington D.C., Northern Virginia and Maryland. As the Official Home Builder of the PGA TOUR, the Jacksonville Jaguars and the Tampa Bay Rays, Dream Finders Homes is deeply committed to excellence beyond homebuilding and into the communities it serves. Through its wholly owned subsidiaries, DFH also provides mortgage financing as well as title agency and underwriting services to homebuyers. Dream Finders Homes achieves its growth and returns by maintaining an asset-light homebuilding model. For more information, please visit www.dreamfindershomes.com Dream Finders Homes: Dream Finders Homes, Inc. 14701 Philips Highway, Suite 300 Jacksonville, FL 32256 United States